Janus Investment Fund

Janus Henderson European Focus Fund

Supplement dated June 18, 2024

to Currently Effective Prospectuses

Effective immediately, the prospectuses for Janus Henderson European Focus Fund (the “Fund”) are amended as follows:

1.	Under “Management” in the Fund Summary section of the Fund’s prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:

Portfolio Management: Marc Schartz, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since June 2024. Robert Schramm-Fuchs is Executive Vice President and Lead Portfolio Manager of the Fund, which he has managed or co-managed since March 2019.

2.	Under “Portfolio Management” in the Management of the Funds section of the Fund’s prospectuses, the following information replaces the corresponding information in its entirety:

Janus Henderson European Focus Fund

Co-Portfolio Managers Marc Schartz and Robert Schramm-Fuchs are responsible for the day-to-day management of the Fund. Mr. Schramm-Fuchs, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

Marc Schartz, CFA, is Co-Portfolio Manager of Janus Henderson European Focus Fund, which he has co-managed since June 2024. Mr. Schartz is also Portfolio Manager of other Janus Henderson accounts. He joined Henderson Global Investors Limited in 2016 as an analyst. Mr. Schartz holds a Master of Science degree in Banking and International Finance from City, University of London, Bayes Business School. He holds the Chartered Financial Analyst designation.

Robert Schramm-Fuchs is Executive Vice President and Lead Portfolio Manager of Janus Henderson European Focus Fund, which he has managed or co-managed since March 2019. Mr. Schramm-Fuchs is also Portfolio Manager of other Janus Henderson accounts. Mr. Schramm-Fuchs received a diploma in International Management from Friedrich-Schiller University of Jena.

Please retain this Supplement with your records.

Janus Investment Fund

Janus Henderson European Focus Fund

Supplement dated June 18, 2024

to Currently Effective Statement of Additional Information

Effective immediately, the statement of additional information (the “SAI”) for Janus Henderson European Focus Fund (the “Fund”) is amended as follows:

1.

Under “Janus Henderson Portfolio Management” in the Trustees and Officers section of the Fund’s SAI, the following information is added to the table under the heading “Other Accounts Managed” in alphabetical order:

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Marc Schartz(14)**	Number of Other Accounts Managed Assets in Other Accounts Managed	None None	4 $1,826.18M	1 $31.31M
(14)	Effective June 18, 2024, Marc Schartz was appointed Co-Portfolio Manager of Janus Henderson European Focus Fund.
**	As of April 30, 2024.

2.	Under “Ownership of Securities” in the Trustees and Officers section of the Fund’s SAI, the following information is added in alphabetical order:

Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed

Marc Schartz(4)*	Janus Henderson European Focus Fund	None
(4)	Effective June 18, 2024, Marc Schartz was appointed Co-Portfolio Manager of Janus Henderson European Focus Fund.
*	As of April 30, 2024.

Please retain this Supplement with your records.